DELAWARE GROUP INCOME FUNDS, INC.

                     HIGH-YIELD OPPORTUNITIES FUND

             Class A Shares, Class B Shares, Class C Shares

                    SUPPLEMENT DATED APRIL 12, 1999
                 TO PROSPECTUS DATED SEPTEMBER 29, 1998

    The following revises information under Summary of Expenses for Class A, Class B and Class C of High-Yield
 Opportunities Fund:

 Annual Operating Expenses
 (as a percentage of average
  daily net assets)           Class A    Class B   Class C
                              Shares     Shares    Shares
 ___________________________________________________________

 Management Fees(1)            0.31%      0.31%     0.31%
 (after voluntary waivers)

 12b-1 Plan Expenses           0.30%      1.00%     1.00%
 (including service fees)(2)(3)

 Other Operating Expenses(1)   0.69%      0.69%     0.69%
                               -----      -----     -----

 Total Operating Expenses(1)   1.30%      2.00%     2.00%
 (after voluntary waivers)     =====      =====     =====

 (1) Delaware Management Company (the "Manager") has elected to voluntarily waive that portion, if any, of the annual management fees payable by High-Yield Opportunities Fund and to pay the Fund's expenses to the extent necessary to ensure that the Fund's total operating expenses (exclusive of 12b-1 plan expenses, taxes, interest, brokerage commissions and extraordinary expenses) do not exceed, on an annualized basis, 1.00% of average daily net assets from April 12, 1999, through September 30, 1999. From the commencement of operations through April 11, 1999, the Manager's voluntary commitments of waiver and payment were different from those currently in effect for the Fund. The expense information in the Prospectus previously appearing in the Summary of Expenses table for the Fund has been restated to reflect the current fees and expenses. If the voluntary expense waivers and payments by the Manager were not in effect, the Total Operating Expenses, as a percentage of average daily net assets, would be 1.95% for Class A Shares, 2.65% for Class B Shares and 2.65% for Class C Shares, which would include Management Fees of 0.65%.

 (2) Class A Shares, Class B Shares and Class C Shares are subject to separate 12b-1 Plans. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD").

 (3)From the commencement of operations through February 16, 1998, the Distributor waived its right to receive 12b-1 fees.
 Beginning February 17, 1998, High-Yield Opportunities Fund commenced paying 12b-1 fees and the expense information in the table has been restated to reflect these fees.

    The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption and no redemption at the end of each time period, and (3) for Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable.

 Assuming Redemption
              1 year    3 years   5 years   10 years

 Class A      $60(1)    $87       $115      $197
 Class B      $60       $93       $128      $215(2)
 Class C      $30       $63       $108      $233

 Assuming No Redemption
 Class A      $60       $87       $115      $197
 Class B      $20       $63       $108      $215(2)
 Class C      $20       $63       $108      $233

 (1) Generally, no redemption charge is assessed upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC or other CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus.

 (2) At the end of approximately eight years after purchase, Class B Shares of the Fund will be automatically converted into Class A Shares of the Fund. The example above assumes conversion of Class B Shares at the end of the eighth year. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B Shares will continue to be assessed. The ten year expense numbers for Class B Shares reflect the expenses of Class B Shares for years one through eight and the expenses of Class A Shares for years nine and ten. See Automatic Conversion of Class B Shares under Classes of Shares for a description of the automatic conversion feature in the Prospectus.

              DELAWARE GROUP INCOME FUNDS, INC.

                HIGH-YIELD OPPORTUNITIES FUND

                    INSTITUTIONAL CLASS

                SUPPLEMENT DATED APRIL 12, 1999
            TO PROSPECTUS DATED SEPTEMBER 29, 1998

    The following revises information under Summary of Expenses for the High-Yield Opportunities Fund Institutional
 Class:

 Annual Operating Expenses
 (as a percentage of average
  daily net assets)
 ___________________________________

 Management Fees(1)          0.31%
 (after voluntary waivers)

 12b-1 Plan Expenses         None

 Other Operating Expenses(1) 0.69%
                             -----

 Total Operating Expenses(1) 1.00%
 (after voluntary waivers)   =====

 (1) Delaware Management Company (the "Manager") has elected to voluntarily waive that portion, if any, of the annual management fees payable by High-Yield Opportunities Fund and to pay the Fund's expenses to the extent necessary to ensure that the Fund's total operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) do not exceed, on an annualized basis, 1.00% of average daily net assets from April 12, 1999, through September 30, 1999. From the commencement of operations through April 11, 1999, the Manager's voluntary commitments of waiver and payment were different from those currently in effect for the Fund. The expense information in the Prospectus previously appearing in the Summary of Expenses table for the Fund has been restated to reflect the current fees and expenses. If the voluntary expense waivers and payments by the Manager were not in effect, the Total Operating Expenses, as a percentage of average daily net assets, would be 1.65%, which would include Management Fees of 0.65%.

    The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Fund charges no redemption fees.


         1 year    3 years   5 years   10 years
         $10       $32       $55       $122